GOLDMAN SACHS TRUST

Goldman Sachs Global Tax-Aware Equity Portfolios

Class A Shares and Institutional Shares of the

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

(collectively, the “Portfolios”)

Supplement dated June 6, 2013 to the

Prospectus and Statement of Additional Information both dated December 28, 2012

(the “Prospectus” and the “SAI”, respectively)

Donald Mulvihill has retired from Goldman Sachs. As such, effective immediately, he no longer serves as a portfolio manager for the Portfolios. Additionally, effective immediately, Gary Chropuvka serves as a portfolio manager for each Portfolio. Accordingly, all references to Mr. Mulvihill in the Prospectus and SAI are hereby deleted in their entirety. Each Portfolio’s disclosure is further modified hereby as follows:

The following replaces in its entirety the “Portfolio Managers” subsections in the “Goldman Sachs Enhanced Dividend Global Equity Portfolio—Summary—Portfolio Management” section and in the “Goldman Sachs Tax-Advantaged Global Equity Portfolio—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers:  Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies—Customized Beta Strategies, has managed the Portfolio since 2013; and Monali Vora, CFA, Managing Director, has managed the Portfolio since 2009.

The following is added to the table in the “Service Providers—Portfolio Managers—

Quantitative Investment Strategies Team” section of the Prospectus:

Gary Chropuvka, CFA Managing Director and Head of Quantitative Investment Strategies— Customized Beta Strategies	Since 2013	Mr. Chropuvka is the head of Customized Beta Strategies business within GSAM’s Quantitative Investment Strategies (QIS) team, overseeing the team’s tax-efficient, rules-based and customized beta investment strategies. He also co-heads global client portfolio management for GSAM’s Quantitative and Fundamental Equities businesses. Previously, he was a Portfolio Manager for GSAM’s Quantitative Equity business, a position he held for seven years. Mr. Chropuvka originally joined GSAM in March 1998 as an analyst in the Private Equity Group and has been a member of the QIS team since 1999.

The following replaces the paragraph following the table in “Service Providers—Portfolio Managers—Quantitative Investment Strategies Team” section of the Prospectus:

Gary Chropuvka, CFA, Managing Director, is Head of Customized Beta Strategies for GSAM’s QIS team. Monali Vora, Managing Director, is a Senior Portfolio Manager on the QIS Customized Beta Strategies team, responsible for tax-advantaged equity portfolios. They are collectively responsible for the Portfolios’ investment process as well as the day-to-day management, implementation and execution process of the Portfolios.

This Supplement should be retained with your Prospectus for future reference.

TAGEDGENSTK 06-13